SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2001

EQUITY ONE, INC. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)

001-13499 52-1794271 (Commission File Number) (IRS Employer Identification No.)

1696 NE Miami Gardens Drive North Miami Beach, Florida 33179 (Address of principal executive office) (Zip Code)
Registrant's telephone number, including area code (305) 947-1664
Item 9. Regulation FD Disclosure
Attached as Exhibit 99.1 and incorporated by reference herein is a press release made by Equity One, Inc. on May 18, 2001.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
10.1	Stock Exchange Agreement Among Equity One, Inc., Centrefund Realty Corporation and First Capital America Holding Corp.
99.1	Press release of Equity One, Inc. of May 18, 2001.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EQUITY ONE, INC. Date: May 25, 2001
By:/s/ Chaim Katzman
Chaim Katzman,
Chairman and Chief Executive Officer

Index to Exhibits

Exhibit No.	Exhibit Title
10.1	Stock Exchange Agreement Among Equity One, Inc., Centrefund Realty Corporation and First Capital America Holding Corp.
99.1	Press release of Equity One, Inc. of May 18, 2001.